Exhibit 10.8

Amendment No. 18462590SLA-D

AMENDMENT TO CREDIT AGREEMENT
THIS AMENDMENT is entered into as of December 10, 2020 between SOUTH DAKOTA SOYBEAN PROCESSORS, LLC, Volga, South Dakota, a limited liability company (the “Borrower”), and COBANK, ACB, a federally-chartered instrumentality of the United States (“Lender”). Capitalized terms used and not defined herein will have the meanings assigned to such terms in the Agreement (as defined below).
RECITALS
The Borrower and Lender are parties to Credit Agreement Number 18462590SLA dated as of December 28, 2016 (such agreement, as may be amended, is hereinafter referred to as the “Agreement”). The Borrower and Lender now desire to amend the Agreement. For that reason, and for valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Borrower and Lender agree as follows:
1.Section 6.5(c) under Article 6 of the Agreement is amended and restated to read as follows:
ARTICLE 6    Negative Covenants. Unless otherwise agreed to in writing by Lender, while this Agreement is in effect, the Borrower will not and will not permit its Subsidiaries to:
6.5    Loans and Investments. Make any loan or advance to any person or entity, or purchase any capital stock, obligations or other securities of, make any capital contributions to, or otherwise invest in any person or entity, or form or create any partnerships or joint ventures, except:
(c)investments by the Borrower in the stock or other equities of Prairie AquaTech, LLC, Prairie AquaTech Manufacturing, LLC, and/or Prairie AquaTech Investments, LLC, provided that the aggregate amount of all such investments may not exceed $11,000,000.00 at any one time outstanding, plus future retained earnings.
2.Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions contained in the Agreement and each other Loan Document will remain unamended and otherwise unmodified and in full force and effect.
3.This Amendment, each Promissory Note and any other Loan Document may be executed in counterparts, each of which will constitute an original, but all of which when taken together will constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic means will be as effective as delivery of a manually executed counterpart of this Amendment.
SIGNATURE PAGE FOLLOWS

SOUTH DAKOTA SOYBEAN PROCESSORS, LLC
VOLGA, South Dakota
Amendment No. 18462590SLA-D of Agreement No. 18462590SLA

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT
IN WITNESS WHEREOF, the parties hereto, by their duly authorized officers, have executed this Agreement.

SOUTH DAKOTA SOYBEAN PROCESSORS, LLC

By:	/s/ Mark Hyde

Name:	Mark Hyde

Title:	Chief Financial Officer

SOUTH DAKOTA SOYBEAN PROCESSORS, LLC
VOLGA, South Dakota
Amendment No. 18462590SLA-D of Agreement No. 18462590SLA

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto, by their duly authorized officers, have executed this Agreement.

COBANK, ACB

By:	/s/ Fidel Escalante

Name:	Fidel Escalante

Title:	Assistant Corporate Secretary
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